Exhibit 99.2

CONNECT. INNOVATE. TRANSFORMING PROCUREMENT BIOSPECIMEN An online marketplace for human biospecimens November 2022 Investor Presentation

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” believe,” “estimate” and “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and our actual results may differ materially from those anticipated in these forward-looking statements. We believe that it is important to communicate future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, those discussed under Risk Factors in our registration statement and other filings filed with the Securities and Exchange Commission (the "SEC"), including the uncertainties associated with our lack of profitability, our continued capital needs, our lack of a long operating history, our growth strategy, the COVID-19 pandemic and its continued impact on the business, the uncertain effect of geopolitical developments, our technology development plans, and the regulatory environment in which we operate. We do not assume any obligation to update forward-looking statements as circumstances change. Certain market data information in this presentation is based on management's estimates. We obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. We believe our estimates to be accurate as of the date of this presentation. However, this information may prove to be inaccurate because of the method by which we obtained some of the data for our estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, and the nature of the data gathering process. You may access our SEC filings by visiting SEC’s website at http://www.sec.gov. This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with us or our affiliates. The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. 2

Investor Highlights >200 Healthcare Provider / Supplier Organizations 1. Early-stage opportunity with a first mover advantage 2. Unique two-sided marketplace disrupting the biospecimen procurement process 3. Strong revenue growth with a 6-year CAGR 59% of 4. Growing data differentiator asset that’s a key enabler and >450 Customer Organizations 3

Our Vision Accelerate scientific discovery via an online marketplace that empowers researchers to instantly search for and gain access to patients, biospecimens, and data across a global network healthcare providers of 4

Human Biospecimens SUPPLY HEALTHCARE PROVIDERS are Essential for Life Science R&D DEMAND LIFE SCIENCE RESEARCHERS Patients Biospecimens Data Organizations Applications Biofluids Plasma, Serum, Urine, Saliva Industry Medical Record Solid Tissue Lung, Breast, Colon, Brain Academia Stem & Immune Cells Bone Marrow, Blood, Tonsils, Lymph Nodes Government 5 Diagnostics Discovery & Validation Drug Discovery & Development Biomarker Identification & Validation Basic Research

Large and Inefficient Biospecimen Market $3 - $4 Billion Worldwide yearly spend on human biospecimen procurement 1 Disconnected Market Participants in Need of a Marketplace Solution 10 - 15% Annual Growth Fueled by precision and regenerative medicine research 2 With an Inefficient Supply Chain Manual processes plus fragmentation make it ripe for an online marketplace solution 1, 2 “Sources Cited” page 28 6

Market Inefficiencies Difficulties Connecting, Searching, and Compliantly Transacting 6-12 months on average to develop relationships, requiring the involvement of many stakeholders 3 PATIENTS PROVIDERS RESEARCHERS IT / Informaticist Informaticist Principal Investigator & Specimen Operations Researcher & Procurement gal & pliance Le Compliance 7 3 “Sources Cited” page 28 Scien tist & gal & Le Com

Inefficiencies Lead to Losses Providers miss revenue and research opportunities Researchers limit their work > 1 Billion Patient encounters yearly in the U.S. where a specimen could be provided for research 4 10 years ago, 81% of researchers said they limit the scope of their work due to difficulties obtaining biospecimens 7 > 3 Billion clinical specimens are discarded annually worldwide 5 … in 2022, 78% of researchers said they find it difficult-to-extremely difficult to find the type and quantity of specimens they need 8 > 800 Million banked specimens are in biorepository inventories worldwide 6 “Challenging” and “Inefficient” most common words used to describe biospecimen procurement process by researchers 8 8 4,5,6,7,8 “Sources Cited” page 28

The iSpecimen Marketplace® Solution An Online Platform That Instantly Connects Researchers to a Global Network of Patients, Biospecimens, and Data to Accelerate Time to Discovery Saves months in the average biospecimen procurement process PATIENTS PROVIDERS RESEARCHERS IT / Informaticist Scientist & Informaticist Blood / Pheresis Centers Industry Biorepositories RESEARCH PATHWAY Academia Principal Investigator & Specimen Operations Researcher & Procurement Healthcare Data CLINICAL PATHWAY Government Clinical Labs Pathology Labs Legal & Compliance Legal & Compliance 9

Full-Service Procurement CONTRACTING COMPLIANCE MANAGEMENT We Not Only Connect Suppliers and Customers, but Also Manage the Entire Procurement Process STUDY DESIGN & SPECIFICATION SPECIMEN SEARCH & SELECTION STUDY/ORDER MANAGEMENT COLLECTION KIT BUILDING SUPPLIER SITE TRAINING SPECIMEN LOGISTICS SPECIMEN MANAGEMENT DATA MANAGEMENT 10

Suppliers and Researchers Benefit Providers… Increase Revenue Instantly connect to a global network of researchers Researchers… Save Money Instantly connect to a global network of specimen providers Advance Discovery Support research mission and advance diagnostic, therapeutic, and vaccine research Accelerate Research Search for specimens anytime, anywhere, through our easy-to-use online marketplace Ensure Compliance On a platform that protects the privacy and security of patient information Reduce Risk On a platform that manages contracting and regulatory compliance 11

Growing Supplier Adoption Cumulative Supplier Organizations Under Agreement 2015 September 30, 2022 217 Unique Supplier Organizations Provide Access to: >150 Clinical Research Centers 1000+ Hospitals 200 181 >60 Clinical and Pathology Labs 000’s Clinics and Practice Groups 54% CAGR Number of Suppliers (2015 – Sept. 30, 2022) >55 Biorepositories 8 Blood Centers 13 2015 2016 2017 2018 2019 2020 2021 30-Sep-22 A ls o include s two He althcare Information E xchange s WORLDWIDE COVERAGE United States United Kingdom Germany France Ukraine Georgia Bulgaria Russian Federation India Peru Dominican Republic Jamaica Spain Mexico Netherlands Venezuela Turkey Romania 12 147 102 66 34

Growing Researcher Adoption Cumulative Customer Organizations with Purchases 2015 – September 30, 2022 Annual Revenue ($000) - Unaudited 2015-18, 2022 2015 – September 30, 2022 $11,135 59% CAGR Customers (2015 – Sept. 30, 2022) 59% CAGR Revenue (2015 – 2021) 135 $700 2015 2016 2017 2018 2019 2020 202130-Sep-22 2015 2016 2017 2018 2019 2020 202130-Sep-22 70% of the Top 20 Pharma Companies and 70% of the Top 20 IVD Companies Worldwide are iSpecimen customers >175,000+ Specimens Across >2,400 Projects delivered to our customers 13 415 480 330 230 172 69 24 $8,184 $7,441 $4,395 $4,298 $3,067 $1,448

Growing Marketplace Adoption Cumulative Researcher and Supplier Marketplace Users 2015 – September 30, 2022 Annual Researcher and Supplier Marketplace Logins* 2015 – September 30, 2022 6,445 27,221 5,218 92% CAGR Registered Users 50% CAGR Marketplace Logins (2015 – 2021) (2015 – Sept. 30, 2022) 9,518 2015 2016 2017 2018 2019 2020 202130-Sep-22 2015 2016 2017 2018 2019 2020 2021 30-Sep-22 ~4,400 Unique searches performed by researchers in the iSpecimen Marketplace in 2021 ~65% % of suppliers in the iSpecimen Marketplace with specimen requests in 2021 *Researcher logins grew in 2021 while supplier logins dropped by 9% due to pandemic slowdowns at healthcare provider partners 14 21,009 24,847 21,068 16,962 7,237 2,214 3,871 2,681 1,587 668 80118

Growing Data Asset Clinical Specimen Records 80M+ Banked Specimen Records 1.2M+ Millions of Unique Specimen and Patient Records provide a competitive advantage and differentiator now and available for future adjace nt opportunities such as patient search, clinical trial recruitment, and data licensing. “Utilization of sample data for research and for monetization is the next key value driver for the biobanks.” - Frost & Sullivan, Global Biobanking Market Landscape Patient Records 15M+ Medical Condition Records 1M+ Laboratory Test Records 640M+ 15

Statements of Operations (Unaudited)

iSpecimen Inc.
Condensed Statements of Operations
(Unaudited)

	Three months ended September 30, 2022	Three months ended September 30, 2021	Nine months ended September 30, 2022	Nine months ended September 30, 2021
Revenue	$ 2,583,412	$ 2,718,534	$ 7,440,760	$ 8,586,217
Operating expenses:				
Cost of revenue	1,181,562	913,833	3,347,392	4,026,680
Technology	752,704	543,581	1,915,877	1,315,331
Sales and marketing	832,625	513,107	2,530,619	1,690,085
Supply development	166,058	171,595	590,508	383,864
Fulfillment	516,637	399,145	1,480,425	955,516
General and administrative	2,234,885	1,636,346	5,620,393	4,144,989
Total operating expenses	5,684,471	4,177,607	15,485,214	12,516,465
Loss from operations	(3,101,059)	(1,459,073)	(8,044,454)	(3,930,248)
Other income (expense), net:				
Loss on extinguishment of bridge notes and bridge notes, related parties	-	-	-	(2,740,425)
Interest expense	(58,591)	(75,922)	(138,912)	(2,062,548)
Change in fair value of derivative liability on convertible notes	-	-	-	(271,000)
Loss on extinguishment of convertible notes and convertible notes, related parties	-	-	-	(260,185)
Interest income	60,812	3,659	87,347	3,878
Other income (expense), net	3,148	(21,687)	9,778	(21,756)
Change in fair value of derivative liability on bridge notes and bridge notes, related parties	-	-	-	1,582,700
Gain on extinguishment of note payable	-	-	-	788,156
Total other income (expense), net	5,369	(93,950)	(41,787)	(2,981,180)
Net loss	$ (3,095,690)	$ (1,553,023)	$ (8,086,241)	$ (6,911,428)

Non-COVID-19 Revenue (Q3 2021 vs. Q3 2022)



$1.8M
26%
$2.3M
9/30/2021
9/30/2022

Non-COVID-19 Revenue (YTD 2021 vs. YTD 2022)



$6.1M
7%
$6.5M
9/30/2021
9/30/2022

iSPECIMEN 16

Balance Sheets iSpecimen Inc. Condensed Balance Sheets September 30, 2022 December 31, 2021 (Unaudited) Cash $ 20,657,719 $ 27,738,979 Accounts receivable, net of allowance 1,784,805 3,002,442 Tax credit receivable, net of current portion 140,873 140,873 Internally developed software, net 3,434,344 2,710,867 Security deposits 27,601 27,601 Accounts payable $ 967,735 $ 832,678 Accrued interest 7,778 8,167 Deferred revenue - 654,746 Term loan, net of debt discount 3,431,823 3,422,616 Total Stockholders’ Equity 22,423,460 29,791,588 17 Total Liabilities and Stockholders’ Equity$ 27,939,939 $ 35,719,598 Total Liabilities 5,516,4795,928,010 Operating lease long-term obligation 67,985-Operating lease current obligation 155,595-Accrued expenses 885,563 1,009,803 Liabilities Total Assets$ 27,939,939 $ 35,719,598 Operating lease right-of-use asset 222,626 - Property and equipment, net 19,19432,781 Prepaid expenses and other current assets341,555327,035 Accounts receivable - unbilled 1,311,2221,739,020 Assets

Fully Diluted Shares of Common Stock Outstanding Diluted Shares of Common Stock Shares issuable upon vesting of restricted stock units 346,617 Shares issuable upon exercise of stock options 166,248 Shares issuable upon exercise of warrant to purchase common stock 1,415,000 18 Total diluted shares at September 30, 2022 10,815,436 Shares outstanding at September 30, 2022 8,887,571

Management Team 19 Tracy Curley | Interim Chief Executive Officer, Chief Financial Officer and Treasurer Ms. Curley brings three decades of experience in public accounting and corporate finance for both publicly traded companies and emerging companies like iSpecimen and joined iSpecimen in August 2020. She came to iSpecimen after over a decade with national accounting firms such as CohnReznick where she focused on serving clients in the middle markets. During her time as a partner in public accounting firms, she was responsible for creating and leading teams to provide audit and consulting services to a growing clientele of private and public emerging growth companies primarily in the technology and life sciences industries. Ms. Curley received her Master of Accountancy and Bachelor of Science in Business Administration with a concentration in accounting from Kansas State University. She also attended the United States Military Academy. She is a certified public accountant licensed in the Commonwealth of Massachusetts. Benjamin Bielak | Chief Information Officer Mr. Bielak has been serving as our Chief Information Officer since June 2018. He served as the Chief Information Officer at GNS Healthcare, a leading casual machine learning product and services company, from January 2017 to May 2018 and as Director of Academic Technology at Harvard University, from February 2015 to January 2017. Prior to his work at GNS and Harvard, Mr. Bielak was the Chief Information Officer at Dovetail Health from November 2006 to April 2014. He previously held roles as Manager of Development and Integration at Boston Medical Center and Senior Manager of Technology at Sapient, a global services company, from December 1997 to July 2005. Mr. Bielak holds a Masters of Business Administration degree from Bentley University, where his studies focused on change management, and a master’s degree from Boston University in computer science. David Wages, M.D., PHD | Chief Medical Officer Mr. Wages has been serving as our Chief Medical Officer since October 2018. Prior to joining iSpecimen, David served as Senior Medical Director at Quintiles, the world’s largest clinical research organization, where he supported both large pharmaceutical companies as well as smaller biotech organizations in a wide variety of clinical oncology programs. David has worked in both start-up biotechs and large pharma. David began his career working on the clinical development of novel drug-device combinations for blood decontamination at Cerus Corporation. He then worked on clinical trials at Wyeth that led to the development of Xyntha®, a drug used to treat hemophilia. After a brief stint assisting institutional investors on healthcare technology opportunities at Leerink-Swann’s Medacorp, David then moved on to ARIAD Pharmaceuticals where he turned to cancer research, working on ARIAD’s mTOR inhibitor for solid tumors as well as initiating ARIAD’s phase I trial for chronic myeloid leukemia drug, Iclusig®. David next joined EMD Serono where he worked on phase I-III trials of immune-agents for oncology. David holds an MD and PhD from the University of Virginia School of Medicine where he focused on the basic science of oncology. He then completed a residency at the University of California, San Francisco and a fellowship in hematopathology at Boston’s Beth Israel hospital.

Investor Summary >200 Healthcare Provider / Supplier Organizations 1. $3B-$4B global biospecimen market growing at 10-15% per year 2. Early-stage opportunity with a first mover advantage 3. Unique two-sided marketplace disrupting the biospecimen procurement process 4. Strong revenue growth with a 6-year CAGR 59% of >450 Customer Organizations 5. Growing data asset that’s a key enabler and differentiator 20

CONTACT US iSpecimen Inc. 450 Bedford Street Lexington, MA 02420 CONNECT. INNOVATE. investors@ispecimen.com ispecimen.com Sign up for free iSpecimen Marketplace account at www.ispecimen.com

Appendix 22

Strategic Evolution START UP Company Ideation and Self-Funding PHASE 1 Proof of Concept PHASE 2 Critical Mass of Suppliers and Early Customer Adoption PHASE 3 Expansion via the Online iSpecimen Marketplace™ 23 2010 – 2011 2012 – 2013 2014 – 2017 2018 – June 30, 2022 0 Customers 1 Supplier Agreement 0 Specimen Records 0 Patient Records 0 FTEs $500K Friends and Family Covert. Debt 1 Customer 3 Supplier Agreements 2+ Million Specimen Records 400+ Thousand Patient Records 7 FTEs $2.5M Series A 140+ Customers 60+ Supplier Agreement 26+ Million Specimen Records 5+ Million Patient Records 33 FTEs $8M Series B 450+ Customers 200+ Supplier Agreement 80+ Million Specimen Records 15+ Million Patient Records 72 FTEs $20.7M + $21M IPO + Private Placement

iSpecimen Marketplace UI/UX

Click Search to start searching for specimens


iSpecimen Marketplace™
Search Millions of Specimens Across Our Network
Research Specimens
Search our online inventory of research specimens ready for procurement
SEARCH
Clinical Specimens
Search for clinical remnant specimens such as blood, urine, and other biofluids
SEARCH
Hematopoietic & Immune Cells
Request hematologic products prospectively collected from donors
REQUEST
Special Request
Enter a special request for a custom specimen collection
REQUEST
COVID-19 Requests
Request COVID-19 collections from our healthcare provider network
REQUEST
Select Research Specimens, Clinical Specimens, or Hematopoietic & Immune Cells to search our healthcare provider network or choose Special Request to enter a special request. Choose COVID-19 Requests to request COVID-19 collections.

iSPECIMEN 24

iSpecimen Marketplace UI/UX ====== ---------------------=0 Exact Match (AND) Specimen Format Select Specimen Format... - II a ViewQuote 12744 Cases Search Facets Reset fi lters Sort Relevance c'J PATIENT Pnrr. Olse Co Pat Det - Breast Breast Cancer 2007 - USA (Research Use) 71yrs - Female - Caucasian Primary III A(TNM:pT2,pN2a,pMO) Unknown - SPECIMEN ( H SUPPLIER Case I SP-124760 (Supplier:1002) :-= 2 3MC !! FF:lE Secuons 2 Snap l=ro:en Tissue SPECIAL ATIRIBUTES Pnm 01se Coli Pat1 Det Breast Breast Cancer 2015 - USA (Research Use) 73yrs - Female - African-American Primary Unknown(TNM:pT2,pN1a,) Hl lv Unknown CaseISP-110666 (Supplier:1002) p Fro=e nT ,ssue J (r= = _l_Sn 2 Wholo B ood-..co 5! FPE Se-ct ons : Pnm ::> se Co Pat Det Breast Breast Cancer 2009 - USA (Resea rch Use) 52yrs - Female - Un known S FFJE Sect;ons Primary IIIA(TNM:pT2,pN2a,pMO) Unknown ISP-108154 (Supplier:1002) Hs-CaSE 25 !SPECIMEN" Add to Quote a Add to Quote a Add to Quote a Use search bar to quickly find specimens that match search criteria

Marketplace UI/UX iSpecimen breast Exact Match (AND) [ Sex: Female x J [ Specimen Age: 0 to 20 x J Age at Collection: o to 90 x Country of Collection: USA x Specimen Format Plasma-DTA Matched Specimen Select Matched Speci mens... - II 1342 Ca ses Search Facets Reset filters SortRelevance c!J PATIENT Pnrr,,e "·Breast J e: Primary e Unknown H,-uInfiltrating duc:tular carcinoma D1se e Breast Cancer Col-c.-...:l 2015 - USA (Research Use) AGE AT COLLECTION caSE Pat Del 50yrs - Female - African-American ISP-189101(Supplier:1011) SEX 1 :ll a.srna - EOTA 2 Snap Froien Tissue RACE Pnm... D1se Breast J . Primary Unknown(TNM:TZ,.) H..v "':. Infiltrating duc:tular carcinoma case D.ISP-139915 (Supplier:1011) ETHNICITY -r .....n.ol t...,. Breast Cancer Col .eL •.ed 2016 - USA (Research Use) PRIMARY DISEASE Pat Del 53yrs - Female - African-American 1 >lasmo - EOTA PRIMARY DISEASE STAGE SMOKING HISTORY Pnrr D1se .,._ Breast Breast Cancer , Primary Unknown(TNM:T3..) H ---uInfiltrating duc:tular carci noma caSE. C ISP-140316 (Supplier:1011) ALCOHOL HISTORY Col-c.-...:l 2016 - USA (Research Use) Pat 62yrs - Female - Caucasian 1lasma - EOTA 2 Snap Fro:.en Trssue ·-1 Seru m SPECIMEN !SPECIMEN" 26 Add to Quote a Add to Quote a Add to Quote a Refine Search Results Using Sliders and Check Boxes

iSpecimen Marketplace UI/UX 27 Track and Manage Requests Request a Quote View Quote Request and Add More Specimens

Sources Cited

Page	Note	Source Cited
7	1	iSpecimen estimates based on In Vitro Diagnostics Market Size, Share & Trends Analysis Report By Product, By Application, By Technology (Immunochemistry, Molecular Diagnostics) By End-use, By Region, And Segment Forecasts, 2021 – 2027. Grandview Research, January 2021; and World Preview 2020,Outlook to 2026. EvaluatePharma, July 2020.
7	2	Global Marketing Insights, Precision Medicine Market Size By Technology (Big Data Analytics, Bioinformatics, Gene Sequencing, Drug Discovery, Companion Diagnostics), By Application (Oncology, Immunology, CNS, Respiratory), By End-use (Pharmaceutical Companies, Diagnostic Companies, Healthcare IT companies), Industry Analysis Report, Regional Outlook, Application Potential, Competitive Market Share & Forecast, 2020-2026, Feb. 2020. *and* Regenerative Medicine Market Size, Share and Industry Analysis by Product (Cell Therapy, Gene Therapy, Tissue Engineering, Platelet Rich Plasma), By Application (Orthopaedics, Wound Care, Oncology), By Distribution Channel (Hospitals, Clinics) & Regional Forecast, 2019 – 2026. Fortune Business Insight, 2019.
8	3	Frost & Sullivan, Global Biobanking Market Landscape. May 20, 2020, page 357.
9	4	Centers for Disease Control, https://www.cdc.gov/nchs/data/ahcd/namcs_summary/2016_namcs_web_tables.pdf
9	5	iSpecimen estimates based upon American Association of Clinical Chemistry US lab test data cited at https://www.360dx.com/research-funding/aacc-calls-congress-fund-clinical-lab-training-programs, 2020; and Clinical Lab Services, Global Market Trajectory and Analytics; Global Industry Analysts report, 2020.
9	6	iSpecimen estimate based upon Henderson, G.E., Cadigan, R.J., Edwards, T.P. et al. Characterizing biobank organizations in the U.S.: results from a national survey, 2013; and Puchois, Comprehensive Biomarker Discovery and Validation for Clinical Application, 2013.
9	7	Holly A. Massett et al. Assessing the need for a standardized cancer HUman Biobank (caHUB): findings from a national survey with cancer researchers; JNCI Monographs, Volume 2011, Issue 42, June 2011.
9	8	Specimen Independent Researcher Survey, 2022.

iSPECIMEN 28

iSPECIMEN Marketplace®